EXHIBIT (N) (III) UNDER FORM N-1A
                                              EXHIBIT 99 UNDER ITEM 601/REG. S-K


Huntington Real Asset Fund's name changed to Huntington Real Strategies Fund - 5/1/07

                         AMENDED AND RESTATED EXHIBIT #1
                                       TO
                              THE HUNTINGTON FUNDS
                              MULTIPLE CLASS PLAN
                         (Revised as of April 30, 2007)
FUND                                                          EFFECTIVE DATE
Dividend Capture Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Fixed Income Securities Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Florida Tax-Free Money Fund
      Investment A Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Growth Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Income Equity Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Intermediate Government Income Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
International Equity Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Macro 100 Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Michigan Tax-Free Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Mid Corp America Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Money Market Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
      Interfund Shares                                        June 23, 2006
Mortgage Securities Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
New Economy Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Ohio Municipal Money Market Fund
      Investment A Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Ohio Tax-Free Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
Real Asset Fund
      Investment A Shares                                     April 30, 2007
      Investment B Shares                                     April 30, 2007
      Trust Shares                                            April 30, 2007
Rotating Markets Fund
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     April 30, 2007
      Trust Shares                                            June 23, 2006
Short/Intermediate Fixed Income Securities Fund
      Investment A Shares                                     June 23, 2006
      TRUST SHARES                                            JUNE 23, 2006
SITUS SMALL CAP FUND
      Investment A Shares                                     June 23, 2006
      Investment B Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006
U.S. Treasury Money Market Fund
      Investment A Shares                                     June 23, 2006
      Trust Shares                                            June 23, 2006

      Witness the due execution hereof as of this 30th day of April, 2007.


                                     THE HUNTINGTON FUNDS



                                     By:  /s/ George M. Polatas
                                     Name: George M. Polatas
                                     Title:Vice President